GOLDMAN SACHS TRUST

Class A, Class C, Institutional, Investor, Class P, Class R and Class R6 Shares of the

Goldman Sachs ESG Emerging Markets Equity Fund

(the “Fund”)

Supplement dated April 9, 2021 to the

Prospectuses, Summary Prospectuses and Statement of Additional Information (the “SAI”),

each dated February 28, 2021, as supplemented to date

At a special meeting of the shareholders of the Goldman Sachs Trust held on April 9, 2021, the Fund’s shareholders approved a proposal to change the Fund’s sub-classification under the Investment Company Act of 1940, as amended, from “diversified” to “non-diversified.”

Accordingly, effective immediately, the Fund is “non-diversified” and may invest a greater portion of its assets in one or more issuers or in fewer issuers than “diversified” mutual funds.

As a “non-diversified” fund, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

This supplement should be retained with your Prospectuses, Summary Prospectuses and SAI for future reference.

EME4PRXYSTK 04-21